Filed under Rule 497(e)

Registration No. 33-52742

SunAmerica Series Trust

SA Global Index Allocation 60/40 Portfolio

SA Global Index Allocation 75/25 Portfolio

SA Global Index Allocation 90/10 Portfolio

SA Index Allocation 60/40 Portfolio

SA Index Allocation 80/20 Portfolio

SA Index Allocation 90/10 Portfolio

SA VCP Dynamic Allocation Portfolio

SA VCP Dynamic Strategy Portfolio

SA VCP Index Allocation Portfolio

(the “Portfolios”)

Supplement dated June 24, 2026

to the Portfolios’ Statement of Additional Information (“SAI”)

dated May 1, 2026, as supplemented and amended to date

Effective July 1, 2026, in the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” in the section pertaining to SunAmerica Asset Management, LLC (“SunAmerica”), the information pertaining to Andrew Sheridan is hereby deleted and replaced with the following:

Adviser/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2026)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Acc oun ts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Acco unts	Total Assets (in millions)
SunAmerica	Singh, Manisha	4	$1,656,672	--	--	--	--
	Wu, Robert	4	$1,656,672	--	--	--	--

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SASTSAI-SUP5.1 (6/26)